Execution Version

EIGHTH AMENDMENT
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
DATED AS OF APRIL 10, 2017
AMONG
OASIS PETROLEUM NORTH AMERICA LLC,
AS BORROWER,
THE GUARANTORS PARTY HERETO,

WELLS FARGO BANK, N.A.,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

EIGHTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Eighth Amendment”) dated as of April 10, 2017, is among OASIS PETROLEUM NORTH AMERICA LLC, a Delaware limited liability company (the “Borrower”); the Guarantors party hereto (the “Guarantors” and collectively with the Borrower, the “Credit Parties”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”) party hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as the issuing bank (in such capacity, the “Issuing Bank”).
R E C I T A L S:
A.    Parent, OP LLC, the Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of April 5, 2013, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of September 3, 2013, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of September 30, 2014, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of April 13, 2015, that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of November 13, 2015, that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of February 23, 2016, that certain Sixth Amendment to Amended and Restated Credit Agreement dated as of August 8, 2016 and that certain Seventh Amendment to Second Amended and Restated Credit Agreement dated as of October 14, 2016 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower, the Guarantors, the Administrative Agent and the Lenders party hereto desire to amend certain provisions of the Credit Agreement as set forth herein effective as of the Eighth Amendment Effective Date (as defined below)
C.    Furthermore, the Administrative Agent and the Requisite Increase Lenders desire to redetermine and increase the Borrowing Base to $1,600,000,000 from $1,150,000,000 after giving effect to the amendments contained in this Eighth Amendment.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Eighth Amendment. Unless otherwise indicated, all section references in this Eighth Amendment refer to sections of the Credit Agreement.

Section 2.    Amendments to Credit Agreement.
2.1    Amendments to Section 1.02.
(a)    The following definitions contained in Section 1.02 of the Credit Agreement are hereby amended and restated as follows:
“Agreement” means this Second Amended and Restated Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and the Eighth Amendment and as the same may be further amended or supplemented from time to time.
“Lenders” means the Persons listed on Annex I and any Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption, and any Person that shall have become a party hereto as an Additional Lender pursuant to Section 2.06(c).
“Qualified Convertible Notes Offering” means an issuance of Convertible Notes which satisfies the following conditions: (a) such Convertible Notes have a per annum interest rate less than or equal to 5%, (b) at the time thereof and after giving effect to any adjustment of the Borrowing Base in connection therewith, the Total Commitments Utilization Percentage is less than or equal to 50% and (c) after giving pro forma effect to such issuance, the Borrower is in compliance with the financial covenants contained in Section 9.01(a), Section 9.01(b) and Section 9.01(c).
(b)    The following definitions are hereby added to Section 1.02 of the Credit Agreement where alphabetically appropriate to read as follows:
“Annualized EBITDAX” means, as of the last day of any fiscal quarter, (a) for the first full fiscal quarter ending after the Trigger Date, EBITDAX for such quarter multiplied by 4, (b) for the second full fiscal quarter ending after the Trigger Date, EBITDAX for the two fiscal quarter period ending on such date multiplied by 2, (c) for the third full fiscal quarter ending after the Trigger Date, EBITDAX for the three fiscal quarter period ending on such date multiplied by 4/3, and (d) for each fiscal quarter thereafter, EBITDAX for the four fiscal quarter period ending on such date.
“Eighth Amendment” means that certain Eighth Amendment to Second Amended and Restated Credit Agreement, dated as of April 10, 2017, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.
“Trigger Date” means the first date on which the Aggregate Elected Commitment Amounts exceed $1,150,000,000.

“Total Debt” means, at any date, all Debt of the Parent and the Consolidated Subsidiaries on a consolidated basis, excluding (a) non-cash obligations under ASC 815 and (b) accounts payable and accrued expenses, liabilities or other obligations to pay the deferred purchase price of Property or services, from time to time incurred in the ordinary course of business which are not greater than sixty (60) days past the date of invoice or delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP.
(c)    The definitions of “Assigned Maximum Credit Amount” and “Dissenting Lender” are hereby deleted from Section 1.02 of the Credit Agreement.
2.2    Amendment to Section 2.07(c). Section 2.07(c) of the Credit Agreement is hereby amended by deleting Section 2.07(c)(iv).
2.3    Amendment to Section 2.07(c)(iii). Section 2.07(c)(iii) of the Credit Agreement is hereby amended by deleting the proviso contained in the fourth sentence of such section.
2.4    Amendment to Section 2.07(d). Section 2.07(d) of the Credit Agreement is hereby amended by deleting the references to “(and subject to Section 2.07(c)(iv))” and “(subject to the provisions of Section 2.07(c)(iv))” in such section.
2.5    Amendment to Section 9.01. Section 9.01 of the Credit Agreement is hereby amended by inserting a new Section 9.01(c) immediately after Section 9.01(b) thereof, to read as follows:
(c)    Ratio of Total Debt to EBITDAX. The Borrower will not, as of the last day of any fiscal quarter commencing with the first full fiscal quarter ending after the Trigger Date, permit its ratio of Total Debt as of such time to Annualized EBITDAX to be greater than (i) 4.25 to 1.0 for the first two full fiscal quarters ending after the Trigger Date and (ii) 4.00 to 1.00 for each fiscal quarter thereafter.
Section 3.    Borrowing Base Redetermination. Pursuant to Section 2.07 of the Credit Agreement, the Administrative Agent and the Requisite Increase Lenders agree that for the period from and including the Eighth Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $1,600,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 8.13(c) or Section 9.12(d). For the avoidance of doubt, the redetermination herein shall constitute the April 1, 2017 Scheduled Redetermination and the next Scheduled Redetermination shall be the October 1, 2017 Scheduled Redetermination.
Section 4.    Conditions Precedent. This Eighth Amendment shall become effective as of the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Eighth Amendment Effective Date”):

4.1    The Administrative Agent shall have received from the Borrower, each Guarantor and the Requisite Increase Lenders counterparts (in such number as may be requested by the Administrative Agent) of this Eighth Amendment signed on behalf of such Person.
4.2    No Default shall have occurred and be continuing as of the date hereof prior to and after giving effect to the terms of this Eighth Amendment.
4.3    The Administrative Agent shall have received from the Borrower a duly executed and notarized mortgages and/or mortgage supplements in form and substance reasonably satisfactory to the Administrative Agent so that, after giving effect to the recording of such mortgages and/or mortgage supplements, the Administrative Agent shall be reasonably satisfied that it has first priority, perfected Liens (subject only to Excepted Liens identified in clauses (a) to (d) and (f) of the definition thereof, but subject to the provisos at the end of such definition) on at least 90% of the total value of the Oil and Gas Properties evaluated in the Reserve Report most recently delivered pursuant to Section 8.12(a) of the Credit Agreement.
4.4    The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.
The Administrative Agent is hereby authorized and directed to declare this Eighth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.    Miscellaneous.
5.1    Confirmation and Effect. The provisions of the Credit Agreement, as amended by this Eighth Amendment, shall remain in full force and effect following the effectiveness of this Eighth Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
5.2    No Waiver. Neither the execution by the Administrative Agent or the Lenders of this Eighth Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Eighth Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Eighth Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as expressly provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.
5.3    Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby (a) acknowledges the terms of this Eighth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Eighth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
5.4    Counterparts. This Eighth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Eighth Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.
5.5    No Oral Agreement. This Eighth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
5.6    GOVERNING LAW. THIS EIGHTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
5.7    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Eighth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
5.8    Severability. Any provision of this Eighth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.9    Successors and Assigns. This Eighth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
5.10    Loan Document. This Eighth Amendment shall constitute a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement.

[Signatures Begin Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed as of the date first written above.

BORROWER:	OASIS PETROLEUM NORTH AMERICA LLC

By:    /s/Michael Lou
Name:    Michael Lou
Title:    Executive Vice President and Chief
Financial Officer

GUARANTORS:	OASIS PETROLEUM INC.
OASIS PETROLEUM LLC
OASIS PETROLEUM MARKETING LLC
OASIS WELL SERVICES LLC
OASIS MIDSTREAM SERVICES LLC

By:    /s/Michael Lou
Name:    Michael Lou
Title:    Executive Vice President and Chief
Financial Officer

Signature Page to
Eighth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ADMINISTRATIVE AGENT,

ISSUING BANK AND LENDER:	WELLS FARGO BANK, N.A.,
as Administrative Agent, Issuing Bank and as a Lender

By:    /s/Edward Pak
Name:    Edward Pak
Title:    Director

Signature Page to
Eighth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

LENDERS:	CITIBANK, N.A., as a Lender

By:    /s/Cliff Vaz
Name:    Cliff Vaz
Title:    Vice President

Signature Page to
Eighth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:    /s/Anson Williams
Name:    Anson Williams
Title:    Authorized Officer

Signature Page to
Eighth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ROYAL BANK OF CANADA, as a Lender

By:    /s/Mark Lumpkin, Jr.
Name:    Mark Lumpkin, Jr.
Title:    Authorized Signatory

Signature Page to
Eighth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:    /s/Mark Brewster
Name:    Mark Brewster
Title:    Vice President

Signature Page to
Eighth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

COMPASS BANK, as a Lender

By:    /s/Kari McDaniel
Name:    Kari McDaniel
Title:    Vice President

Signature Page to
Eighth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH,
as a Lender

By:    /s/William M. Reid
Name:    William M. Reid
Title:    Authorized Signatory

By:    /s/Trudy Nelson
Name:    Trudy Nelson
Title:    Authorized Signatory

Signature Page to
Eighth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:    /s/Dusan Lazarov
Name:    Dusan Lazarov
Title:    Director

By:    /s/Marcus Tarkington
Name:    Marcus Tarkington
Title:    Director

Signature Page to
Eighth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ING CAPITAL LLC, as a Lender

By:    /s/Josh Strong
Name:    Josh Strong
Title:    Director

By:    /s/Charles Hall
Name:    Charles Hall
Title:    Managing Director

Signature Page to
Eighth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CITIZENS BANK, N.A., as a Lender

By:    /s/Scott Donaldson
Name:    Scott Donaldson
Title:    Senior Vice President

Signature Page to
Eighth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/John C. Lozano
Name:    John C. Lozano
Title:    Vice President

Signature Page to
Eighth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ZB, N.A. DBA AMEGY BANK, as a Lender

By:    /s/John Moffitt
Name:    John Moffitt
Title:    Vice President

Signature Page to
Eighth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

BOKF, NATIONAL ASSOCIATION DBA BANK
OF TEXAS, as a Lender

By:    /s/Mari Salazar
Name:    Mari Salazar
Title:    SVP–Energy Lending

Signature Page to
Eighth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:    /s/James Giordano
Name:    James Giordano
Title:    Senior Vice President

Signature Page to
Eighth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH,
as a Lender

By:    /s/Nupur Kumar
Name:    Nupur Kumar
Title:    Authorized Signatory

By:    /s/Lea Bearlocher
Name:    Lea Bearlocher
Title:    Authorized Signatory

Signature Page to
Eighth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

REGIONS BANK, as a Lender

By:    /s/William A. Philipp
Name:    William A. Philipp
Title:    Managing Director

Signature Page to
Eighth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

IBERIABANK, as a Lender

By:    /s/Stacy Goldstein
Name:    Stacy Goldstein
Title:    Senior Vice President

Signature Page to
Eighth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)